                      VALLEY FORGE LIFE INSURANCE COMPANY
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

     This prospectus describes the variable annuity contract offered by Valley Forge Life Insurance Company (we, us, our). This is a deferred variable annuity contract and provides for accumulation of contract values and annuity payments on a fixed and variable basis.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

                                  May 1, 2000

The contract has a number of investment choices (fixed accounts and variable investment options). The fixed accounts provide an investment rate guaranteed by us. You can put your money in the fixed accounts and/or any of the following investment options which are offered through our variable account, Valley Forge Life Insurance Company Variable Annuity Separate Account. Some of the investment options may not be available in your state.

FEDERATED INSURANCE SERIES

Advised by Federated Investment Management Company

-  Federated High Income Bond Fund II

-  Federated Prime Money Fund II

-  Federated Utility Fund II

THE ALGER AMERICAN FUND

Advised by Fred Alger Management, Inc.

-  Alger American Growth Portfolio

-  Alger American Mid-Cap Growth Portfolio

-  Alger American Small Capitalization Portfolio

-  Alger American Leveraged AllCap Portfolio

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
  (formerly, SoGen Variable Funds, Inc.)

Advised by Arnhold and S. Bleichroeder Advisers, Inc.

-  First Eagle SoGen Overseas Variable Fund
   (formerly, SoGen Overseas Variable Fund)

VAN ECK WORLDWIDE INSURANCE TRUST

Advised by Van Eck Associates Corporation

-  Van Eck Worldwide Emerging Markets Fund

-  Van Eck Worldwide Hard Assets Fund

VARIABLE INSURANCE PRODUCTS FUND (VIP) and
VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

Advised by Fidelity Management & Research Company

-  Fidelity VIP II Asset Manager Portfolio

-  Fidelity VIP II Contrafund(R) Portfolio

-  Fidelity VIP Equity-Income Portfolio

-  Fidelity VIP II Index 500 Portfolio

MFS VARIABLE INSURANCE TRUST

Advised by MFS Investment Management

-  MFS Emerging Growth Series

-  MFS Growth With Income Series

-  MFS Research Series

-  MFS Total Return Series

JANUS ASPEN SERIES, Institutional Shares

Advised by Janus Capital Corporation

-  Janus Aspen Series Capital Appreciation Portfolio

-  Janus Aspen Series Growth Portfolio

-  Janus Aspen Series Balanced Portfolio

-  Janus Aspen Series Flexible Income Portfolio

-  Janus Aspen Series International Growth Portfolio

-  Janus Aspen Series Worldwide Growth Portfolio

ALLIANCE VARIABLE PRODUCTS SERIES FUND, Class B Shares

Advised by Alliance Capital Management, L.P.

-  Alliance Premier Growth Portfolio

-  Alliance Growth and Income Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

Advised by American Century Investment Management, Inc.

-  American Century VP Income & Growth Fund

-  American Century VP Value Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, CLASS 2 SHARES*

Advised by Templeton Asset Management Ltd.

- Templeton Developing Markets Securities Fund (formerly, Templeton Developing Markets Fund)

Advised by Templeton Investment Counsel, Inc.

-  Templeton Asset Strategy Fund (formerly, Templeton Asset Allocation Fund)

* Effective May 1, 2000, the funds of Templeton Variable Products Series Fund were merged into similar funds of Franklin Templeton Variable Insurance Products Trust.

LAZARD RETIREMENT SERIES

Advised by Lazard Asset Management

-  Lazard Retirement Equity Portfolio

-  Lazard Retirement Small Cap Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Dean

  Witter Universal Funds, Inc.)

Advised by Morgan Stanley Asset Management Inc.

-  Morgan Stanley International Magnum Portfolio

-  Morgan Stanley Emerging Markets Equity Portfolio

     Please read this Prospectus before investing. You should keep it for future reference. It contains important information about the contract.

     The expenses for a contract with immediate interest payments are higher than a contract without immediate interest payments and the amount of the immediate interest payments may be more than offset by the additional expenses attributable to the immediate interest payments.

     To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2000). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 30 of this prospectus. For a free copy of the SAI, call us at
(800) 262-1755 or write to: Valley Forge Life, Administrative Office, 100 CNA Drive, Nashville, TN 37214.

     The Contracts:

     -  are not bank deposits.

     -  are not federally insured.

     -  are not endorsed by any bank or governmental agency.

     -  are not guaranteed and may be subject to loss of principal.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
INDEX OF SPECIAL TERMS......................................       i
HIGHLIGHTS..................................................       1
TABLE OF FEES AND EXPENSES..................................       2
THE COMPANY.................................................       9
THE ANNUITY CONTRACT........................................       9
PURCHASE....................................................      10
INVESTMENT CHOICES..........................................      11
EXPENSES....................................................      16
CONTRACT VALUE..............................................      19
ACCESS TO YOUR MONEY........................................      20
DEATH BENEFIT...............................................      21
ANNUITY PROVISIONS..........................................      23
TAXES.......................................................      24
PERFORMANCE.................................................      27
OTHER INFORMATION...........................................      28

                             INDEX OF SPECIAL TERMS

     We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. We indicated below the page in which we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                PAGE
                                                                ----
Accumulation Period.........................................       1
Accumulation Unit...........................................      19
Annuitant...................................................      29
Annuity Date................................................      23
Annuity Payment Options.....................................      24
Annuity Payments............................................      23
Annuity Period..............................................       1
Annuity Unit................................................      19
Beneficiary.................................................      29
Investment Options..........................................      11
Non-Qualified...............................................      25
Qualified...................................................      26

                                   HIGHLIGHTS

     The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in our fixed account options and investment options. The contract is intended for retirement savings or other long-term investment purposes. We will issue the contract as an individual contract in most states; and as a certificate under a group annuity contract in other states.

     The contract has an immediate interest feature in which we will add an additional 3% to each purchase payment you make during the first contract year.

     The contract, as in all deferred annuity contracts, has two phases: the accumulation period and the annuity period. During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation period, we may also assess a withdrawal charge of up to 7%. The annuity period occurs when you begin receiving regular payments from your contract.

     You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment options you select for the annuity period. If you choose fixed payments, the amount of the fixed annuity payments are level for the annuity period.

     FREE LOOK. If you cancel the contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal fee. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original payment. We will return your original payment if required by law.

     TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation period, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the annuity period are considered partly a return of your original investment.

     INQUIRIES.  If you need more information, please contact us at:

        Valley Forge Life Insurance Company
        100 CNA Drive
        Nashville, TN 37214
        (800) 262-1755

                           TABLE OF FEES AND EXPENSES

OWNER TRANSACTION EXPENSES

Withdrawal Charge: (as a percentage of purchase payments withdrawn) (See Note 2)

-----------------------------------------------------------------------
NUMBER OF CONTRACT YEARS                                     WITHDRAWAL
FROM RECEIPT OF PURCHASE PAYMENT                               CHARGE
-----------------------------------------------------------------------
1..........................................................  7%
2..........................................................  7%
3..........................................................  6%
4..........................................................  6%
5..........................................................  5%
6..........................................................  4%
7..........................................................  3%
8 and thereafter...........................................  0%

Transfer Fee:                           No charge for the first 12 transfers
                                        in a contract year during the
                                        accumulation period; thereafter, the
                                        fee is $25 per transfer. There is no
                                        charge for the 4 allowable transfers
                                        in a contract year during the annuity
                                        period.

CONTRACT MAINTENANCE CHARGE:            $30 per contract year.
  (See Note 3)

VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a percentage of average variable
  account value)

PRODUCT EXPENSE CHARGE                  1.40%
  (mortality and expense risk charge
  and administrative charge): (See
  Note 4)

INVESTMENT OPTION EXPENSES: (as a percentage of the average daily net assets of an investment option)

-----------------------------------------------------------------------------------------
                                                              OTHER         TOTAL ANNUAL
                                                             EXPENSES         EXPENSES
                                                          (AFTER WAIVERS       (AFTER
                                                              AND/OR       WAIVERS AND/OR
                                                          REIMBURSEMENTS   REIMBURSEMENTS
                                                           WITH RESPECT     WITH RESPECT
                                                            TO CERTAIN       TO CERTAIN
                                  MANAGEMENT      12B-1     INVESTMENT       INVESTMENT
                                (ADVISORY FEES)   FEES       OPTIONS)         OPTIONS)
-----------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES (See
  Note 6)
Federated High Income Bond Fund
  II...........................      0.60%                    0.19%            0.79%
Federated Prime Money Fund
  II...........................      0.50%                    0.23%            0.73%
Federated Utility Fund II......      0.75%                    0.19%            0.94%
THE ALGER AMERICAN FUND
Alger American Growth
  Portfolio....................      0.75%                    0.04%            0.79%
Alger American Mid-Cap Growth
  Portfolio....................      0.80%                    0.05%            0.85%
Alger American Small
  Capitalization Portfolio.....      0.85%                    0.05%            0.90%
Alger American Leveraged AllCap
  Portfolio (See Note 7).......      0.85%                    0.08%            0.93%
FIRST EAGLE SOGEN VARIABLE
  FUNDS, INC. (See Note 8)
First Eagle SoGen Overseas
  Variable Fund................      0.75%                    0.75%            1.50%
VAN ECK WORLDWIDE INSURANCE
  TRUST
Van Eck Worldwide Emerging
  Markets Fund (See Note 9)....      1.00%                    0.34%            1.34%
Van Eck Worldwide Hard Assets
  Fund.........................      1.00%                    0.26%            1.26%
VARIABLE INSURANCE PRODUCTS
  FUND (VIP) AND VARIABLE
  INSURANCE PRODUCTS FUND II
  (VIP II), INITIAL CLASS (See
  Note 10)
Fidelity VIP II Asset Manager
  Portfolio....................      0.53%                    0.09%            0.62%
Fidelity VIP II Contrafund
  Portfolio....................      0.58%                    0.07%            0.65%
Fidelity VIP Equity-Income
  Portfolio....................      0.48%                    0.08%            0.56%
Fidelity VIP II Index 500
  Portfolio....................      0.24%                    0.04%            0.28%
MFS VARIABLE INSURANCE TRUST
  (See Note 11)
MFS Emerging Growth Series.....      0.75%                    0.09%            0.84%
MFS Growth With Income Series..      0.75%                    0.13%            0.88%
MFS Research Series............      0.75%                    0.11%            0.86%

-----------------------------------------------------------------------------------------
                                                              OTHER         TOTAL ANNUAL
                                                             EXPENSES         EXPENSES
                                                          (AFTER WAIVERS       (AFTER
                                                              AND/OR       WAIVERS AND/OR
                                                          REIMBURSEMENTS   REIMBURSEMENTS
                                                           WITH RESPECT     WITH RESPECT
                                                            TO CERTAIN       TO CERTAIN
                                  MANAGEMENT      12B-1     INVESTMENT       INVESTMENT
                                (ADVISORY FEES)   FEES       OPTIONS)         OPTIONS)
-----------------------------------------------------------------------------------------
MFS Total Return Series........      0.75%                    0.15%            0.90%
JANUS ASPEN SERIES,
  INSTITUTIONAL SHARES (See
  Note 12)
Janus Aspen Series Capital
  Appreciation Portfolio.......      0.65%                    0.04%            0.69%
Janus Aspen Series Growth
  Portfolio....................      0.65%                    0.02%            0.67%
Janus Aspen Series Balanced
  Portfolio....................      0.65%                    0.02%            0.67%
Janus Aspen Series Flexible
  Income Portfolio.............      0.65%                    0.07%            0.72%
Janus Aspen Series
  International Growth
  Portfolio....................      0.65%                    0.11%            0.76%
Janus Aspen Series Worldwide
  Growth Portfolio.............      0.65%                    0.05%            0.70%
ALLIANCE VARIABLE PRODUCTS
  SERIES FUND, CLASS B SHARES
Alliance Premier Growth
  Portfolio....................      1.00%        0.25%       0.04%            1.29%
Alliance Growth and Income
  Portfolio....................      0.63%        0.25%       0.09%            0.97%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. (See Note
  13)
American Century VP Income &
  Growth Fund..................      0.70%           --       0.00%            0.70%
American Century VP Value
  Fund.........................      1.00%           --       0.00%            1.00%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST,
  CLASS 2 SHARES (See Note 14)
Templeton Developing Markets
  Securities Fund (See Note
  15)..........................      1.25%        0.25%       0.31%            1.81%
Templeton Asset Strategy Fund
  (See Note 15)................      0.60%        0.25%       0.18%            1.03%
LAZARD RETIREMENT SERIES (See
  Note 16)
Lazard Retirement Equity
  Portfolio....................      0.75%        0.25%       0.25%            1.25%
Lazard Retirement Small Cap
  Portfolio....................      0.75%        0.25%       0.25%            1.25%
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. (See Note 17)
Morgan Stanley International
  Magnum Portfolio.............      0.29%           --       0.87%            1.16%
Morgan Stanley Emerging Markets
  Equity Portfolio.............      0.42%           --       1.37%            1.79%

EXAMPLES

     The examples below are designed to help you to understand the expenses in a contract. You should not consider these examples to represent the actual expenses you would pay. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     If you surrendered your contract after the end of the specified time period, you would pay the following aggregate expenses on a $1,000 investment, assuming a 5% annual return:

-------------------------------------------------------------------------------------
              INVESTMENT OPTION                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
Federated High Income Bond Fund II............   $ 96     $140      $186       $290
Federated Prime Money Fund II.................   $ 95     $138      $183       $284
Federated Utility Fund II.....................   $ 98     $145      $194       $306
Alger American Growth Portfolio...............   $ 96     $140      $186       $290
Alger American Mid-Cap Growth Portfolio.......   $ 97     $142      $190       $296
Alger American Small Capitalization
  Portfolio...................................   $ 97     $143      $192       $302
Alger American Leveraged AllCap Portfolio.....   $ 97     $144      $194       $305
First Eagle SoGen Overseas Variable Fund......   $103     $162      $223       $363
Van Eck Worldwide Emerging Markets Fund.......   $102     $157      $215       $347
Van Eck Worldwide Hard Assets Fund............   $101     $155      $211       $339
Fidelity VIP Equity-Income Portfolio..........   $ 94     $133      $174       $265
Fidelity VIP II Asset Manager Portfolio.......   $ 94     $134      $177       $272
Fidelity VIP II Contrafund Portfolio..........   $ 95     $135      $179       $275
Fidelity VIP II Index 500 Portfolio...........   $ 91     $124      $159       $234
MFS Emerging Growth Series....................   $ 97     $141      $189       $295
MFS Growth With Income Series.................   $ 97     $143      $191       $300
MFS Research Series...........................   $ 97     $142      $190       $297
MFS Total Return Series.......................   $ 97     $143      $192       $302
Janus Aspen Series Capital Appreciation
  Portfolio...................................   $ 95     $137      $181       $279
Janus Aspen Series Growth Portfolio...........   $ 95     $136      $180       $277
Janus Aspen Series Balanced Portfolio.........   $ 95     $136      $180       $277
Janus Aspen Series Flexible Income
  Portfolio...................................   $ 95     $138      $183       $283
Janus Aspen Series International Growth
  Portfolio...................................   $ 96     $139      $185       $287
Janus Aspen Series Worldwide Growth
  Portfolio...................................   $ 95     $137      $182       $280
Alliance Premier Growth Portfolio.............   $101     $156      $213       $342
Alliance Growth and Income Portfolio..........   $ 98     $146      $196       $309
American Century VP Income & Growth Fund......   $ 95     $137      $182       $280
American Century VP Value Fund................   $ 98     $146      $197       $312
Templeton Developing Markets Securities Fund,
  Class 2.....................................   $107     $172      $239       $393
Templeton Asset Strategy Fund, Class 2........   $ 99     $147      $199       $315
Lazard Retirement Equity Portfolio............   $101     $154      $210       $338
Lazard Retirement Small Cap Portfolio.........   $101     $154      $210       $338
Morgan Stanley International Magnum
  Portfolio...................................   $100     $152      $206       $329
Morgan Stanley Emerging Markets Equity
  Portfolio...................................   $106     $171      $238       $391

     If you do not surrender your contract after the end of the specified time period or if you begin receiving annuity payments you would pay the following aggregate expenses on the same investment:

-------------------------------------------------------------------------------------
              INVESTMENT OPTION                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
Federated High Income Bond Fund II............   $ 26     $ 80      $136       $290
Federated Prime Money Fund II.................   $ 25     $ 78      $133       $284
Federated Utility Fund II.....................   $ 28     $ 85      $144       $306
Alger American Growth Portfolio...............   $ 26     $ 80      $136       $290
Alger American Mid-Cap Growth Portfolio.......   $ 27     $ 82      $140       $296
Alger American Small Capitalization
  Portfolio...................................   $ 27     $ 83      $142       $302
Alger American Leveraged AllCap Portfolio.....   $ 27     $ 84      $144       $305
First Eagle SoGen Overseas Variable Fund......   $ 33     $102      $173       $363
Van Eck Worldwide Emerging Markets Fund.......   $ 32     $ 97      $165       $347
Van Eck Worldwide Hard Assets Fund............   $ 31     $ 95      $161       $339
Fidelity VIP Equity-Income Portfolio..........   $ 24     $ 73      $124       $265
Fidelity VIP II Asset Manager Portfolio.......   $ 24     $ 74      $127       $272
Fidelity VIP II Contrafund Portfolio..........   $ 25     $ 75      $129       $275
Fidelity VIP II Index 500 Portfolio...........   $ 21     $ 64      $109       $234
MFS Emerging Growth Series....................   $ 27     $ 81      $139       $295
MFS Growth With Income Series.................   $ 27     $ 83      $141       $300
MFS Research Series...........................   $ 27     $ 82      $140       $297
MFS Total Return Series.......................   $ 27     $ 83      $142       $302
Janus Aspen Series Capital Appreciation
  Portfolio...................................   $ 25     $ 77      $131       $279
Janus Aspen Series Growth Portfolio...........   $ 25     $ 76      $130       $277
Janus Aspen Series Balanced Portfolio.........   $ 25     $ 76      $130       $277
Janus Aspen Series Flexible Income
  Portfolio...................................   $ 25     $ 78      $133       $283
Janus Aspen Series International Growth
  Portfolio...................................   $ 26     $ 79      $135       $287
Janus Aspen Series Worldwide Growth
  Portfolio...................................   $ 25     $ 77      $132       $280
Alliance Premier Growth Portfolio.............   $ 31     $ 96      $163       $342
Alliance Growth and Income Portfolio..........   $ 28     $ 86      $146       $309
American Century VP Income & Growth Fund......   $ 25     $ 77      $132       $280
American Century VP Value Fund................   $ 28     $ 86      $147       $312
Templeton Developing Markets Securities Fund,
  Class 2.....................................   $ 37     $112      $189       $393
Templeton Asset Strategy Fund, Class 2........   $ 29     $ 87      $149       $315
Lazard Retirement Equity Portfolio............   $ 31     $ 94      $160       $338
Lazard Retirement Small Cap Portfolio.........   $ 31     $ 94      $160       $338
Morgan Stanley International Magnum
  Portfolio...................................   $ 30     $ 92      $156       $329
Morgan Stanley Emerging Markets Equity
  Portfolio...................................   $ 36     $111      $188       $391

NOTES TO TABLE OF FEES AND EXPENSES AND EXAMPLES

1. The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur directly or indirectly. The Table reflects expenses of the separate account as well as the investment options.

2. There are circumstances under which we will waive or reduce the withdrawal charge.

3. During the accumulation period we will waive this charge if your contract value is $50,000 or more at the time the deduction is to be made.

4. The Fee Table and contract refer to a Product Expense Charge. This charge is equivalent to the aggregate charges that until recently were referred to as a Mortality and Expense Risk Charge and an Administrative Charge by many companies issuing variable annuity contracts. Throughout this prospectus we will refer to this charge as a Product Expense Charge. Under certain circumstances we may reduce the charge.

5. The tables do not reflect any premium taxes, which generally range from 0% to 4% depending upon the state or jurisdiction.

6. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2000. The maximum shareholder services fee is 0.25%.

7. Included in other expenses of the Alger American Leveraged AllCap Portfolio is .01% of interest expense.

8. The annualized ratios of operating expenses to average net assets for the period ended December 31, 1999 would have been 3.32% without the effect of the investment advisory fee waiver and expense reimbursement provided by the advisor.

9. For the year ended December 31, 1999, Van Eck Associates Corporation (Adviser) agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses exceeding 1.5% of average daily net assets for the period January 1, 1999 to May 12, 1999. For the period May 13, 1999 to December 31, 1999, the Adviser agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses exceeding 1.30% of average daily net assets. Without such waivers and assumption of expenses, for the year ended December 31, 1999, other expenses were .54% and total annual expenses were 1.54%

10. A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the total operating expenses presented in the table would have been .57% for Equity-Income Portfolio, .63% for Asset Manager Portfolio, and .71% for Contrafund Portfolio. FMR agreed to reimburse a portion of the Index 500 Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total expenses would have been .24%, .10% and .34%, respectively.

11. Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected above under "Other Expenses" and therefore are higher than the actual expenses of the series.

12. Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Growth, Capital Appreciation, International Growth, Worldwide Growth, and Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.

13. The funds of American Century Variable Portfolios, Inc. have a stepped fee schedule. As a result, the funds' management fees generally decrease as the funds' assets increase.

14. The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

15. On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Franklin Templeton Variable Insurance Products Trust ("VIP"). VIP shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Templeton Developing Markets Securities
    Fund -- Management Fees 1.25%, 12b-1 fees 0.25%, Other Expenses 0.29%, and Total Annual Expenses 1.79%; Templeton Asset Strategy Fund -- Management Fees 0.60%, 12b-1 fees 0.25%, Other Expenses 0.14% and Total Annual Expenses 0.99%. The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

16. Effective May 1, 1999, Lazard Asset Management, the Fund's investment adviser, has agreed to waive its fee and/or reimburse the Portfolios through December 31, 2000 to the extent total annual portfolio expenses exceed 1.25% of the Portfolio's average daily net assets. Absent such an agreement, the other expenses and total annual portfolio expenses for the year ended December 31, 1999 would have been 4.63% and 5.63% for the Lazard Retirement Equity Portfolio and 6.31% and 7.31% for the Lazard Retirement Small Cap Portfolio.

17. With respect to the Universal Institutional Funds, Inc. portfolios, the investment adviser has voluntarily waived a portion or all of the management fees and reimbursed other expenses of the portfolios to the extent total operating expenses exceed the following percentages: Emerging Markets Equity Portfolio 1.75%, International Magnum Portfolio 1.15%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees" and "Other Expenses" would have been as follows: 1.25% and 1.37%, respectively for the Emerging Markets Equity Portfolio; and 0.80% and 0.87%, respectively for the International Magnum Portfolio.

                                    THE COMPANY

     Valley Forge Life Insurance Company, with its administrative office located at 100 CNA Drive, Nashville, TN 37214, is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty"), which is wholly-owned by CNA Financial Corporation ("CNA"). Loews Corporation owns approximately 86% of the outstanding common stock of CNA as of December 31, 1999.

     We are principally engaged in the sale of life insurance and annuities. We are licensed in the District of Columbia, Guam, Puerto Rico and all states except New York, where we are only admitted as a reinsurer.

                              THE ANNUITY CONTRACT

     This prospectus describes the variable annuity contract that we are offering. An annuity is a contract between you, the owner, and us, the insurance company, in which we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation period. Once you begin receiving annuity payments, your contract is in the annuity period.

     We will issue the contract as an individual annuity contract in most states, and as a certificate under a group annuity contract in other states. As used in this prospectus, the term contract refers to either: the individual annuity contract, or to a certificate issued under a group annuity contract.

     The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation of the assets in your contract until you take money out of your contract. The contract is called a variable annuity because you can choose among the investment options, and depending upon market conditions, you can gain or lose money in any of these options. If you elect the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation period depends upon the investment performance of the investment option(s) you elect.

     You can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will depend upon the investment performance of the investment option(s) you select for the annuity period. If you select to receive payments on a fixed basis, the payments you receive will remain level.

     The contract was intended to be sold as a non-qualified contract to individuals seeking retirement savings or other long-term investment purposes. It can also be purchased pursuant to standard IRA, Roth IRA and 403(b) qualified plans. However, if the contract is issued pursuant to a 403(b) plan, it can only be done as a rollover.

                                    PURCHASE

PURCHASE PAYMENTS

     A purchase payment is the money you give us to buy the contract. The minimum initial purchase payment amount we will accept is $10,000 for non-qualified contracts, and $2,000 for qualified contracts. Each subsequent purchase payment must be at least $1,000. If you participate in the Electronic Fund Transfer program, the minimum subsequent payment is $100. Unless we agree otherwise, the maximum total of all purchase payments we will accept for the contract is $1,000,000.

IMMEDIATE INTEREST PAYMENTS

     We will add an additional 3% to each purchase payment you make during the first contract year. We refer to these amounts as immediate interest payments. Immediate interest payments will be allocated in the same way as your purchase payment.

     If you make a withdrawal anytime during the first contract year, including an exercise of your Free Look Right, (except for withdrawals pursuant to the systematic withdrawal program which are not subject to the withdrawal charge), we will deduct (recapture) pro-rata the immediate interest payments from the amount you withdraw. However, we will not deduct any earnings that resulted from the immediate interest payments. After the first contract year, the immediate interest payments will vest and can be withdrawn at any time.

     We reserve the right to limit immediate interest payments in the future. The immediate interest payments are subject to certain state insurance laws and may not be available in your state. An immediate interest payment and any of its investment earnings are treated as taxable income.

     Contract charges are deducted from contract value. Therefore, when we credit your contract with immediate interest payments, your contract incurs expenses on the total contract value, which includes the immediate interest payment amount. If you make a withdrawal any time during the first contract year, including an exercise of the Free Look Right, you will forfeit (we will recapture) your immediate interest payments. Since the charges associated with your contract will have been assessed during the first year against the higher amount (that is, the purchase payments plus the immediate interest payment amounts), it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the immediate interest payment. We intend to profit from the Product Expense Charge assessed under the contract, including the Product Expense Charges assessed against contract value attributable to immediate interest payments.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a contract, you choose how we will apply your purchase payments among the investment options and the fixed account options. You may change the allocation of purchase payments by written notice to us. Any additional purchase payments will be allocated according to the allocation schedule in effect unless accompanied by written notice requesting a different allocation. Only whole percentages may be applied.

     FREE LOOK. If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state, which is shown on page 1 of your contract). When you cancel the contract within this time period, we will not assess a withdrawal charge. You will generally receive back whatever your contract is worth on the day we receive your request less y immediate interest payment.

     In certain states, or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). We reserve the right to allocate your purchase payment to a money market fund, or similar investment option, for 15 days before we allocate your first purchase payment to the investment option(s) you have selected. (In some states, the period may be longer.) If you exercise your free look right, we will return the greater of your contract value less any immediate interest payments or your purchase payments.

     ALLOCATION. Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days except as described in the paragraph before this one. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit those amounts to your contract within one business day. Our business day closes when the New York Stock Exchange's normal business day ends, usually 4:00 p.m. Eastern time.

                               INVESTMENT CHOICES

     The contract offers you the choice of allocating purchase payments to one of our fixed account options or to one or more of the investment options which are listed below. Additional investment options may be available in the future.

     You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses are attached to this prospectus. Certain investment options contained in the fund prospectuses may not be available with your contract. Also, some of the investment options may not be available in your state.

     FEDERATED INSURANCE SERIES
     Advised by Federated Investment Management Company
     Federated High Income Bond Fund II
     Federated Prime Money Fund II
     Federated Utility Fund II (seeks high current income and moderate capital appreciation by investing in securities of utility companies)

     THE ALGER AMERICAN FUND
     Advised by Fred Alger Management, Inc.
     Alger American Growth Portfolio
     Alger American Mid-Cap Growth Portfolio
     Alger American Small Capitalization Portfolio
     Alger American Leveraged All Cap Portfolio

     FIRST EAGLE SOGEN VARIABLE FUNDS, INC. (formerly, SoGen Variable
       Funds, Inc.)
     Advised by Arnhold and S. Bleichroeder Advisers, Inc. (Prior to December 31, 1999,
       Societe Generale Asset Management Corp. was the adviser)
     First Eagle SoGen Overseas Variable Fund (formerly, SoGen Overseas
       Variable Fund)

     VAN ECK WORLDWIDE INSURANCE TRUST
     Advised by Van Eck Associates Corporation
     Van Eck Worldwide Emerging Markets Fund
     Van Eck Worldwide Hard Assets Fund

     VARIABLE INSURANCE PRODUCTS FUND (VIP) and
     VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
     Advised by Fidelity Management & Research Company
     Fidelity VIP II Asset Manager Portfolio
     Fidelity VIP II Contrafund Portfolio (long-term capital appreciation) Fidelity VIP Equity-Income Portfolio
     Fidelity VIP II Index 500 Portfolio

     MFS VARIABLE INSURANCE TRUST
     Advised by MFS Investment Management
     MFS Emerging Growth Series
     MFS Growth With Income Series
     MFS Research Series (seeks long-term capital growth and future income) MFS Total Return Series

     JANUS ASPEN SERIES, Institutional Shares
     Advised by Janus Capital Corporation
     Janus Aspen Series Capital Appreciation Portfolio
     Janus Aspen Series Growth Portfolio
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Flexible Income Portfolio
     Janus Aspen Series International Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

     ALLIANCE VARIABLE PRODUCTS SERIES FUND, Class B Shares
     Advised by Alliance Capital Management L.P.
     Alliance Premier Growth Portfolio
     Alliance Growth and Income Portfolio

    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    Advised by American Century Investment Management, Inc.
    American Century VP Income & Growth Fund
    American Century VP Value Fund

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST*,
      Class 2 Shares
    Advised by Templeton Asset Management Ltd.
    Templeton Developing Markets Securities Fund (formerly, Templeton Developing
       Markets Fund)
    Advised by Templeton Investment Counsel, Inc.
    Templeton Asset Strategy Fund (formerly, Templeton Asset Allocation Fund)

     * Effective May 1, 2000, the funds of Templeton Variable Products Series Fund were merged into similar funds of Franklin Templeton Variable Insurance Products Trust.

    LAZARD RETIREMENT SERIES
    Advised by Lazard Asset Management
    Lazard Retirement Equity Portfolio
    Lazard Retirement Small Cap Portfolio

    THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley   Dean
    Witter Universal Funds, Inc.)
    Advised by Morgan Stanley Asset Management, Inc.
    Morgan Stanley International Magnum Portfolio
    Morgan Stanley Emerging Markets Equity Portfolio

     The investment objectives and policies of certain investment options are similar to the investment objectives and policies of other mutual funds that the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same advisers.

     An investment option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment option with a small asset base. An investment option may not experience similar performance as its assets grow.

     Shares of the investment options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment options may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

     We may enter into certain arrangements under which we are reimbursed by the investment options' advisers, distributors and/or affiliates for the administrative services which we provide to the funds.

FIXED ACCOUNT OPTIONS

     During the accumulation period, you may allocate purchase payments and contract values to one of our fixed account options. Fixed Account I is part of our general account, and will offer a uniform interest rate guaranteed by us. At our discretion, we may declare an excess interest rate for this account.

     Fixed Account II offers various interest rates and time periods from which to select. We have segregated our assets in Fixed Account II from our General Account. The interest rates offered by Fixed Account II will depend on the time period you select. In certain circumstances, if you withdraw your money from the account before the expiration of the time period you may be subject to an interest adjustment. The adjustment may be positive or negative.

     Fixed Account I and II are not available in all states.

TRANSFERS

     You can make transfers as described below. We have the right to terminate or modify these transfer provisions.

     You can make transfers by telephone. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We may tape record telephone instructions.

     Transfers are subject to the following:

     1. Currently, during the accumulation period, you can make 12 transfers every contract year without charge.

     2. We will assess a $25 transfer fee for each transfer during the accumulation period in excess of the free 12 transfers allowed per contract year. Transfers made at the end of the Free Look Period by us and any transfers made pursuant to the Dollar Cost Averaging Option and the Automatic Transfer Option will not be counted in determining the application of any transfer fee.

     3. The minimum amount which you can transfer is $500 or your entire value in the investment option or any fixed account option, if it is less. This requirement is waived if the transfer is made in connection with the Dollar Cost Averaging Option or the Automatic Transfer Option.

     4.    You may not make a transfer until after the end of the Free Look
         Period.

     5. A transfer will be effected as of the end of the business day when we receive an acceptable transfer request containing all required information. The required information includes the amount which is to be transferred, and the investment option(s) and/or the fixed account affected.

     6. We are not liable for a transfer made in accordance with your instructions.

     7. We reserve the right to restrict transfers between investment options to a maximum of 12 per contract year and to restrict transfers from being made on consecutive business days. We also reserve the right to restrict transfers into and out of any fixed account option.

     8. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to, or from, one or more of the investment options and could include, but is not limited to:

         a.  the requirement of a minimum time period between each transfer;

         b. not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or

         c. limiting the dollar amount that may be transferred between investment options by an owner at any one time.

     9. Transfers do not change your allocation instructions for future purchase payments.

     10. Transfers made during the annuity period are also subject to the following:

         a. you may make 4 transfers each contract year between investment options or from the investment options to the general account;

         b. you may not make a transfer from the general account to an investment option; and

         c. you may not make a transfer within 3 business days of the annuity payment date.

DOLLAR COST AVERAGING OPTION

     We offer two Dollar Cost Averaging Options (Program I and Program II). A Dollar Cost Averaging Option allows you to systematically transfer a set amount from our dollar cost averaging account to any investment option or Fixed Account
I. If you select Dollar Cost Averaging, we will open a dollar cost averaging account for you. (You can only have one Dollar Cost Averaging account in operation at one time.) By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar Cost Averaging is available only during the accumulation period.

     Under Program I, you must have at least $1,000 allocated to dollar cost averaging. The funds allocated will be placed in the Money Market Fund. The minimum amount which can be transferred each month is $100. We guarantee that the interest we credit to your dollar cost averaging account will be at least equal to that credited to Fixed Account I. We may, at our discretion, credit excess interest greater than that credited to Fixed Account I.

     Under Program II, you must have at least $5,000 in the dollar cost averaging account. Transfers must occur for a period of 6 or 12 months. We guarantee that the interest we credit to your dollar cost averaging account will be at least equal to that credited to Fixed Account I. We may, at our discretion, credit excess interest greater than that credited to Fixed Account I.

     We have the right to modify, terminate or suspend the Dollar Cost Averaging Option. If you participate in the Dollar Cost Averaging Option, the transfers made under the program are not taken into account in determining any transfer fee. There is no additional charge for this option. If this option is terminated, all money remaining in the dollar cost averaging account will be transferred to Fixed Account I or into the Money Market Fund if Fixed Account I is not available.

     Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Option through periods of fluctuating price levels.

     If you participate in a Dollar Cost Averaging option, you may not also participate in the Systematic Withdrawal Program or the Automatic Transfer Option.

AUTOMATIC TRANSFER OPTION

     Once your money has been allocated among the investment choices, the performance of the elected options may cause your allocation to shift. You can direct us to automatically rebalance amounts in selected investment options and Fixed Account I to return to your original percentage allocations by selecting our Automatic Transfer Option.

     The Automatic Transfer Option is available only during the accumulation period. You have the choice of rebalancing quarterly, semi-annually or annually. Allocation percentages must be in whole numbers and are subject to the minimums stated in your contract.

     If you participate in the Automatic Transfer Option, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Option or Systematic Withdrawal Program if you participate in the Automatic Transfer Option.

     EXAMPLE:

         Assume that you want your initial purchase payment split between 2 investment options. You want 80% to be in the MFS Growth With Income Series and 20% to be in the Janus International Growth Portfolio. Over the next 2 1/2 months the domestic market does very well while the international market performs poorly. At the end of the quarter, the MFS Growth With Income Series now represents 86% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MFS Growth With Income Series to bring its value back to 80% and use the money to buy more units in the Janus International Growth Portfolio to increase those holdings to 20%.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENT

     We may be substitute one of the investment options you have elected with another investment option. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in an investment option. We will give you notice of our intent to take either of these actions.

                                    EXPENSES

     There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

CONTRACT MAINTENANCE CHARGE

     Every year on the anniversary of the date when your contract was issued, we deduct a $30 contract maintenance charge from your contract. We reserve the right to change the charge but it will never be more than $50 per year. This charge may be increased only for contracts sold after we amend the prospectus. The charge is deducted pro rata from your selected investment options and fixed account options. This charge is for administrative expenses associated with your contract.

     During the accumulation period, we will not deduct this charge if the value of your contract is $50,000 or more. If you make a total withdrawal on a day other than a contract anniversary and your contract value for the business day when the total withdrawal is made is less than $50,000, the full contract maintenance will be deducted at the time of the total withdrawal.

PRODUCT EXPENSE CHARGE

     Each business day we make a deduction for our Product Expense Charge. The Product Expense Charge is equal to 1.40% (on an annual basis).

     This charge is included in part of our calculation of the value of the accumulation units and the annuity units. This charge is for the guarantee of annuity rates, the death benefit, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. We may use any profits we make from this charge to pay for the costs of distributing the contract.

WITHDRAWAL CHARGE

     During the accumulation period, you can make withdrawals from your contract. We keep track of each purchase payment. Subject to the free withdrawal amount and other waivers discussed below, if you make a withdrawal and it has been fewer than the stated number of years since you made your purchase payment, we will assess a withdrawal charge.

WITHDRAWAL CHARGE: (as a percentage of purchase payments withdrawn)

------------------------------------------------------------------------
CONTRACT YEAR                                                 WITHDRAWAL
SINCE RECEIPT OF PURCHASE PAYMENT                               CHARGE
------------------------------------------------------------------------
1...........................................................       7%
2...........................................................       7%
3...........................................................       6%
4...........................................................       6%
5...........................................................       5%
6...........................................................       4%
7...........................................................       3%
8 and thereafter............................................       0%
------------------------------------------------------------------------

     Each purchase payment has its own withdrawal charge period. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted first from any earnings, and then from any purchase payments in your contract.

WAIVER AND REDUCTION OF THE WITHDRAWAL CHARGE

     Free Partial Withdrawals. We do not apply a withdrawal charge against the earnings withdrawn from your contract. Also, after the first contract year (and during the first year under our Systematic Withdrawal Program) you may withdraw each contract year free from any withdrawal charge an amount equal to 10% of the greater of the following:

     - your total purchase payments, less prior withdrawals, as of the first business day of the contract year;

     - or your contract value as of the business day we receive your written notice for the withdrawal.

     This right is non-cumulative and we reserve the right to limit the number of free partial withdrawals in any contract year.

     For purposes of determining whether a withdrawal charge applies, we take out amounts from your contract in the following order:

     1. the 10% free partial withdrawal amount described above;

     2. purchase payments from oldest to newest; and then

     3. earnings in excess of 1 and 2 above.

     Waiver of Withdrawal Charges Under Terminal Illness-Confinement
Benefit. Under the conditions set out in the waiver of withdrawal charge for Terminal Illness or Confinement Rider to your contract, if you were 75 or younger on the contract date we will waive 100% of the withdrawal charge (25% if you were 76 or older on the contract date) when:

     -  you become confined for at least 30 consecutive days; or

     - you have been diagnosed with a terminal illness after the contract is issued (which means you are not expected to live more than 12 months).

     You can elect this benefit only if the contract is at least 30 days old. This benefit varies from state to state and may not be available in your state.

TAX CHARGES

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your contract for them. Some of these taxes are due when the contract is issued, and others are due when annuity payments begin. Premium taxes generally range from 0% to 4%, depending on the state.

TRANSFER FEE

     We will charge $25 for each additional transfer in excess of the 12 free transfers permitted. The transfer fee is deducted from the amount which is transferred. Transfers made at the end of the Free Look Period by us and any transfers made pursuant to the Dollar Cost Averaging Option or Automatic Transfer Option will not be counted in determining the application of any transfer fee.

INCOME TAXES

     We will deduct from your contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

     There are deductions from and expenses paid out of the assets of the various investment options which are described in the attached fund prospectuses.

                                 CONTRACT VALUE

     Your contract value is the sum of your interest in the various investment options and our available fixed account options. Your interest in the investment option(s) will vary depending upon the performance of the investment options you choose.

ACCUMULATION UNITS

     In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the annuity period of your contract we call the unit an annuity unit. Every business day we determine the value of an accumulation unit and an annuity unit. We do this by:

     1. determining the change in investment experience (including any charges) for the investment option from the previous business day to the current business day;

     2. subtracting our product expense charge and any other charges such as taxes we have deducted; and

     3. multiplying the previous business day's accumulation unit (or annuity unit) value by this result.

     When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment option by the value of the accumulation unit for that investment option. When you make a withdrawal, we debit from your contract accumulation units representing the withdrawal. We also debit accumulation units when we deduct certain charges under the contract.

     We calculate the value of an accumulation unit for each investment option after the New York Stock Exchange closes each day and the result is reflected in the value of your contract.

     EXAMPLE:

         On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MFS Growth With Income Series. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MFS Growth With Income Series is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MFS Growth With Income Series.

                              ACCESS TO YOUR MONEY

     You can have access to the money in your contract:

     -  by making a withdrawal (either a partial or a complete withdrawal); or

     -  by electing to receive annuity payments; or

     -  by receiving a death benefit.

WITHDRAWALS MADE DURING THE ACCUMULATION PERIOD

     You may withdraw all, or part, of your contract value at any time during the accumulation period. If you make a withdrawal you will receive the value of your contract on the day you made the withdrawal, less any applicable charges.

     Unless you instruct us otherwise, any partial withdrawal will be made pro-rata from all the investment options and any fixed account option(s) you elected. Under most circumstances, the amount of any partial withdrawal must be for at least $500, or your entire interest in any fixed account or investment option.

     We require that you have a contract value of $1,000 in any investment option or $500 in any fixed account option after any partial withdrawal. We require that you leave at least $10,000 in the contract after a partial withdrawal for non-qualified contracts and $2,000 for qualified contracts. We may terminate your contract and pay you the withdrawal value (contract value less any charges and applicable interest adjustment for Fixed Account II) if you make a withdrawal before the annuity date of an amount which results in your contract value falling below the minimum amount. We will notify you of our intent to terminate the contract. The contract will automatically terminate unless we receive additional purchase payments in excess of the minimum amount within 30 days.

     INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

     THERE ARE LIMITS TO THE AMOUNT YOU CAN WITHDRAW FROM A QUALIFIED PLAN REFERRED TO AS A 403(B) PLAN (TSA). For a more complete explanation see the discussion in the Taxes Section and the discussion in the Statement of Additional Information.

SYSTEMATIC WITHDRAWAL PROGRAM

     We will make payments (deposited directly to your checking account) to you periodically at your election (currently: monthly, quarterly, semi-annually or annually). Withdrawals may be made from any investment option or Fixed Account I.

     Each payment must be at least $100. If there are insufficient funds in the selected investment options or Fixed Account I, we will take amounts from remaining investment options and fixed account options. These payments may be subject to the withdrawal charges. See "Expenses -- Withdrawal Charge."

     MINIMUM DISTRIBUTION OPTION. If your contract has been issued as an IRA, TSA or other qualified plan, you may elect the Systematic Withdrawal Program. Under this program, we will make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on such qualified plans.

     INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

                                 DEATH BENEFIT

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PERIOD

     If you or your joint owner die during the accumulation period, a death benefit will be paid to your primary beneficiary. Upon the death of a joint owner, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

     DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD

     The minimum guaranteed death benefit amount provided in your contract is the greater of:

     1. the total amount of purchase payments made, less any adjusted withdrawals and applicable withdrawal charges; or

     2. your contract value as of the end of the normal business day during which we receive both due proof of death and election for the payment method.

     The adjusted withdrawal amount depends upon the relationship between the contract value and the minimum guaranteed death benefit. If the contract value equals or exceeds the minimum guaranteed death benefit at the time of withdrawal, the adjusted withdrawal will equal 100% of the actual withdrawal amount. If the contract value is less than the minimum guaranteed death benefit at the time of withdrawal, the adjusted withdrawal will equal the actual withdrawal times the ratio of the minimum guaranteed death benefit to the contract value.

     The following examples illustrate the effect of an adjusted withdrawal under element 1 as described above:

-------------------------------------------------------------------------
 1)  Purchase Payment:.........................................  $200,000
     Contract Value:...........................................  $250,000
     Minimum Guaranteed Death Benefit: (under element 1):......  $200,000
     Partial Withdrawal:.......................................  $ 30,000
-------------------------------------------------------------------------

     Since at the time of the partial withdrawal, the contract value ($250,000) equals or exceeds the minimum guaranteed death benefit ($200,000), then the adjusted withdrawal will equal the actual withdrawal ($30,000) resulting in a new minimum guaranteed death benefit under element 1 of $170,000
($200,000-$30,000).

-------------------------------------------------------------------------
 2)  Purchase Payments:........................................  $200,000
     Contract Value:...........................................  $150,000
     Minimum Guaranteed Death Benefit: (under element 1):......  $200,000
     Partial Withdrawal:.......................................  $ 30,000
-------------------------------------------------------------------------

     Since at the time of the partial withdrawal, the contract value ($150,000) is less then the minimum guaranteed death benefit ($200,000), then the reduction will equal the actual withdrawal ($30,000) times the ratio of the minimum guaranteed death benefit to the contract value

            $200,000
($30,000 X           = $40,000)
            --------
            150,000

resulting in a new minimum guaranteed death benefit under element 1 of $160,000 ($200,000-$40,000).

Contract value for purposes of the death benefits is determined as of the end of the business day during which we receive both due proof of death and an election for the payment method. It remains in an investment option and/or any fixed account option until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in an investment option will be subject to investment risk which is borne by the beneficiary.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD

     Unless already selected by you, a beneficiary must elect the death benefit to be paid under one of the following options in the event of your death during the accumulation period. If the beneficiary is the spouse of the owner, he or she may elect to continue the contract in his or her own name and exercise all the owner's rights under the contract. In this event, the contract value will be adjusted to equal the death benefit.

     OPTION 1 -- lump sum payment of the death benefit; or

     OPTION 2 -- the payment of the entire death benefit within 5 years of the date of death of the owner or any joint owner; or

     OPTION 3 -- payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or of any joint owner.

     Any portion of the death benefit not applied under Option 3 within 1 year of the date of your death, or that of a joint owner, must be distributed within 5 years of the date of death.

     If a lump sum payment is requested, the amount will be paid within 7 days, unless the suspension of payments provision is in effect.

     Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

DEATH OF CONTRACT OWNER DURING THE ANNUITY PERIOD

     If you or a joint owner, who is not the annuitant, dies during the annuity period, any remaining payments under the annuity option elected will continue to be made at least as rapidly as under the method of distribution in effect at the time of your death. Upon your death during the annuity period, the beneficiary becomes the owner.

DEATH OF ANNUITANT

     Upon the death of the annuitant, who is not the owner, during the accumulation period, you automatically become the annuitant. You may designate a new annuitant subject to our underwriting rules then in effect. If the owner is a non-natural person, the death of the annuitant will be treated as the death of the owner and a new annuitant may not be designated.

     Upon the death of the annuitant during the annuity period, the death benefit, if any, will be as specified in the annuity option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

                               ANNUITY PROVISIONS

     Under the contract you can receive regular income payments. You can choose the day, month and year in which those payments begin. We call that date the annuity date. The annuity date cannot be after the 28th of any month. You can also choose among income plans. We call those annuity payments.

     Your annuity date must be at least 1 contract year from the date you purchase the contract. Annuity payments must begin by the annuitant's 95th birthday or earlier if required by law. The annuitant is the person whose life we look to when we make annuity payments.

     During the annuity period, you have the same investment choices you had just before the start of the annuity period. If you do not tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

GENERAL ACCOUNT

     During the annuity period, you can elect to have your annuity payments paid out of our general account. We guarantee a specified interest rate used in determining the payments. If you elect this option, the payments you receive will remain level. This option is only available during the annuity period.

ANNUITY PAYMENT AMOUNT

     If you choose to have your payments come from the General Account, the payment will not vary. If you choose to have any portion of your annuity payment come from the investment option(s), the dollar amount of your payment from the investment option(s) will depend upon four things:

     - the value of your contract in the investment option(s) on the annuity date;

     - the 3% assumed investment rate used in the annuity table for the contract;

     -  the performance of the investment options you selected; and

     - if permitted in your state and under the type of contract you have purchased, the age and sex of the annuitant(s).

     If the actual performance exceeds the 3% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 3% plus the amount of the deductions, your annuity payments will decrease.

ANNUITY PAYMENT OPTIONS

     You can choose one of the following annuity payment options. Annuity payments start at least 30 days from the annuity date, provided the annuitant is alive. Once annuity payments begin, you cannot change the annuity payment option. All annuity payments are made to you unless you direct us otherwise. If you do not choose an annuity payment option at the time you purchase the contract, we will assume that you selected Option 4 with a 10 year period certain.

     OPTION 1 -- PAYMENT CERTAIN. Under this option we pay you the value of your contract applied to the option in equal installments, as specified by you. The minimum time period over which you can elect this option is 6 years. The total payments in a year must be at least 5% of the value you apply to this option. You may request a single lump sum payment, which is the sum of the annuity value plus or minus any losses or gains since the annuity date, less any annuity payments made and charges assessed during the annuity period.

     OPTION 2 -- PERIOD CERTAIN. Under this option we make equal payments over a designated period between 6 and 30 years, as chosen by you. You may request a single lump sum payment, which is the sum of the annuity value plus or minus any losses or gains since the annuity date, less any annuity payments made and charges assessed during the annuity period.

     OPTION 3 -- LIFE ANNUITY. Under this option we make monthly payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

     OPTION 4 -- LIFE ANNUITY WITH A PERIOD CERTAIN. Under this option we make monthly annuity payments until the later of the death of the annuitant or a designated period between 6 and 30 years, as chosen by you. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated period, the monthly payments will continue during the remainder of the stated period. If the annuitant dies before we have made all of the payments within the selected period, you may request a single lump sum payment, which is the sum of the annuity value plus or minus any losses or gains since the annuity date, less any annuity payments made and charges assessed during the annuity period.

     OPTION 5 -- JOINT LIFE AND SURVIVOR ANNUITY. Under this option we make monthly payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last payment due prior to the death of the survivor.

     ADDITIONAL OPTIONS.  We may make other options available.

                                     TAXES

     NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED A MORE COMPREHENSIVE DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

     Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract -- qualified or non-qualified (see following sections).

     Under non-qualified contracts, you, as the owner, are not taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

     When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

     If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

     If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

     A variable annuity contract will not provide any additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to

10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2)  paid after you die;

     (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6)  which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS -- QUALIFIED CONTRACTS

     If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

     The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. (The penalty is increased to 25% for withdrawals from SIMPLE IRAs during the first two years.) Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

     (5)  paid to you after you have attained age 55 and left your employment;

     (6)  paid for certain allowable medical expenses (as defined in the Code);

     (7)  paid pursuant to a qualified domestic relations order;

     (8)  paid on account of an IRS levy upon the qualified contract;

     (9)  paid from an IRA for medical insurance (as defined in the Code);

     (10) paid from an IRA for qualified higher education expenses; or

     (11) up to $10,000 for qualified first time home buyer expenses (as defined in the Code).

     The exceptions in (5) and (7) above do not apply to IRAs. The exception in
(4) above applies to IRAs but without the requirement of leaving employment.

     We have provided a more complete discussion in the Statement of Additional Information.

WITHDRAWALS -- TAX-SHELTERED ANNUITIES

     The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

     (1)  reaches age 59 1/2;

     (2)  leaves his/her job;

     (3)  dies;

     (4)  becomes disabled (as that term is defined in the Code); or

     (5)  in the case of hardship.

     However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment options, to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment options.

     Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

                                  PERFORMANCE

     We periodically advertise performance of the various investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the product expense charge and the fees and expenses of the investment options. It does not reflect the deduction of any contract maintenance charge or withdrawal charge. The deduction of any contract maintenance charge or withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the product expense charge, contract maintenance charge and withdrawal charges and the fees and expenses of the investment options.

     The performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the contracts. In addition, for certain investment options performance may be shown for the period commencing from the inception date of the investment option. These figures should not be interpreted to reflect actual historical performance of the Variable Account.

     We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                               OTHER INFORMATION

THE VARIABLE ACCOUNT

     We established a variable account, Valley Forge Life Insurance Company Variable Annuity Separate Account (Variable Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Variable Account under Pennsylvania insurance law on February 12, 1996. We have registered the Variable Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

     The assets of the Variable Account are held in our name on behalf of the Variable Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

VOTING RIGHTS

     We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

DISTRIBUTOR

     CNA Investor Services, Inc. ("CNAISI") serves as the distributor for the contracts. CNAISI is located at CNA Plaza, Chicago, Illinois 60685.

     Commissions will be paid to agents and broker-dealers who sell the contracts. Such agents and broker-dealers will be paid commissions up to 6% of purchase payments and may be paid an additional annual trail commission of up to 1% of contract value.

OWNERSHIP

     OWNER. You, as the owner of the individual contract or as a certificate owner under a group contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. You can change the owner at any time. A change will automatically revoke any prior owner designation. The change request must be in writing.

     JOINT OWNER. The contract can be owned by joint owners. Any joint owner must be the spouse of the other owner (except where not permitted under state law). Upon the death of either joint owner, the surviving joint owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated in a written notice.

BENEFICIARY

     The following information applies to the beneficiary:

     - the beneficiary is the person(s) or entity you name to receive any death benefit;

     - the beneficiary is named at the time the contract is issued unless changed at a later date;

     - unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ANNUITANT

     The following information applies to the annuitant:

     -  you choose the annuitant at the time you buy the contract;

     -  you may change the annuitant prior to the annuity date;

     -  any change of annuitant is subject to our consent; and

     - you cannot change the annuitant in a contract which is owned by a non-individual.

ASSIGNMENT

     You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

     IF THE CONTRACT IS ISSUED PURSUANT TO A QUALIFIED PLAN, THERE MAY BE LIMITATIONS ON YOUR ABILITY TO ASSIGN THE CONTRACT.

SUSPENSION OF PAYMENTS OR TRANSFERS

     We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

     We have reserved the right to defer payment for a withdrawal or transfer from any fixed account option for the period permitted by law but not for more than six months.

FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Variable Account have been included in the Statement of Additional Information.

ADDITIONAL INFORMATION

     For further information about the contract you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a post card for that purpose.

THE TABLE OF CONTENTS OF THIS STATEMENT IS AS FOLLOWS:

     Company
     Experts
     Legal Opinion
     Distribution
     Calculation of Performance Information
     Federal Tax Status
     Annuity Provisions
     Financial Statements

 -------------------------------------------------------------------------------

VALLEY FORGE LIFE INSURANCE COMPANY

ATTN:  Variable Support Center
       100 CNA Drive
       P.O. Box 305153
       Nashville, TN 37230-5153

     Please send me, at no charge, the Statement of Additional Information dated May 1, 2000 for the Annuity Contract issued by Valley Forge Life Insurance Company.

               (Please print or type and fill in all information)

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City                                  State                             Zip Code
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